                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]          Preliminary Proxy Statement
[ ]          Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
[ ]          Definitive Proxy Statement
[X]          Definitive Additional Materials
[ ]          Soliciting Material Pursuant to Section 240.14a-12

                        TORTOISE GAS AND OIL CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)    Title of each class of securities to which transaction
         applies:

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         (2)    Aggregate number of securities to which transaction applies:

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         (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
                determined):

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         (4)    Proposed maximum aggregate value of transaction:

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         (5)    Total fee paid:

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[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)    Amount Previously Paid:

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         (2)    Form, Schedule or Registration Statement No.:

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         (3)    Filing Party:

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         (4)    Date Filed:

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The Annual Meeting for Tortoise Gas and Oil Corporation is Monday. If you have not yet returned your proxy vote, we ask that you please print the attached proxy card, cast your vote, sign and fax or email back to me as soon as possible. Contact information is below. Thank you very much.

Connie Savage
Controller
Tortoise Capital Advisors, LLC
10801 Mastin Blvd, Suite 222
Overland Park KS 66210
(913) 981-1020 phone
(913) 981-1021 fax
csavage@tortoiseadvisors.com